                                                                   EXHIBIT 10(P)

            AMENDMENT TO PROMISSORY NOTE AND REVISED DEBT AGREEMENT

    This Amendment to Promissory Note and Revised Debt Agreement dated April 7, 1998, does hereby amend and supplement the terms of that certain Note dated April 1, 1997, by and between Craig S. Miller, as "Maker" and Uno Restaurants, Inc., as "Holder."

    For value received, the undersigned parties agree as follows:

    1. Section 2.2 of the Note, a copy of which is appended hereto as Exhibit A for reference, is amended to provide that the "Maturity Date" of the Note shall be the earlier to occur of (i) the date on which Maker's employment with Holder or its affiliates shall terminate, or (ii) at such time as the value of Uno Restaurant Corporation stock shall be equal to or greater than $9.00 per share for at least 30 days, or (iii) September 27, 1998.

    2. In all other respects, the Note is hereby ratified, affirmed and unchanged.

    3. The requirement to make principal payments prior to September 27, 1998 is waived.

    IN WITNESS WHEREOF, the undersigned parties have evidenced their agreement by written signatures shown below.

April 7, 1998.

Witness:                                      MAKER:

/s/ MAUREEN TOWLE                             /s/ CRAIG. S. MILLER
-------------------------------------------   ---------------------------------------------
Printed Name: Maureen Towle                   Craig. S. Miller

                                              UNO RESTAURANTS, INC.

                                              By:        /s/ ROBERT M. VINCENT
                                                         -----------------------------------------
                                                         Robert M. Vincent
                                                         Senior Vice President

                      SECOND AMENDMENT TO PROMISSORY NOTE
                           AND REVISED DEBT AGREEMENT

    This Second Amendment to Promissory Note and Revised Debt Agreement dated September 27, 1998, does hereby further amend and supplement the terms of that certain Note dated April 1, 1997, by and between Craig S. Miller, as "Maker" and Uno Restaurants, Inc., as "Holder," as amended on April 7, 1998.

    For value received, the undersigned parties agree as follows:

    1. Section 2.2 of the Note, a copy of which is appended hereto as Exhibit A for reference, is further amended to provide that the "Maturity Date" of the Note shall be the earlier to occur of (i) the date on which Maker's employment with Holder or its affiliates shall terminate, or (ii) at such time as the value of Uno Restaurant Corporation stock shall be equal to or greater than $9.00 per share for at least 30 days, or (iii) October 3, 1999.

    2. In all other respects, the Note is hereby ratified, affirmed and unchanged.

    IN WITNESS WHEREOF, the undersigned parties have evidenced their agreement by written signatures shown below.

Witness:                                      MAKER:

/s/ MAUREEN TOWLE                             /s/ CRAIG. S. MILLER
-------------------------------------------   ---------------------------------------------
Printed Name: Maureen Towle                   Craig. S. Miller

                                              UNO RESTAURANTS, INC.

                                              By:        /s/ ROBERT M. VINCENT
                                                         -----------------------------------------
                                                         Robert M. Vincent
                                                         Senior Vice President